EXHIBIT 10.18

FOURTH AMENDMENT AND RESTATEMENT AGREEMENT (this “Agreement”) dated as of October 22, 2014, among USG CORPORATION, a Delaware corporation (the “U.S. Borrower”), CGC INC., a New Brunswick corporation (the “Canadian Borrower”), the other LOAN PARTIES party hereto, the LENDERS and ISSUING BANKS party hereto, JPMORGAN CHASE BANK, N.A., as administrative agent under the Third Amended and Restated Credit Agreement dated as of December 21, 2010, among the U.S. Borrower, the Lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), and Bank of America, N.A. and Wells Fargo Bank, National Association, as co-syndication agents (as amended by Amendment No. 1 dated as of April 17, 2014, and as further amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), and JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian administrative agent (the “Canadian Agent”).

WHEREAS the U.S. Borrower has requested, and the undersigned Lenders (such term and each other capitalized term used but not defined in these recitals having the meaning assigned to such term in Section 1 hereof) and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein and in the Restated Credit Agreement (as defined below), that (a) the Existing Credit Agreement will be amended and restated as provided herein, (b) the Guarantee Agreement dated as of January 7, 2009 (as amended by Amendment No. 1 dated as of April 17, 2014, and as further amended, supplemented or otherwise modified prior to the date hereof, the “Existing Guarantee Agreement”), among the U.S. Borrower, the subsidiaries of the U.S. Borrower identified therein and the Administrative Agent, will be amended and restated as provided herein, (c) the Pledge and Security Agreement dated as of January 7, 2009 (as amended by Amendment No. 1 dated as of April 17, 2014, and as further amended, supplemented or otherwise modified prior to the date hereof, the “Existing U.S. Security Agreement”; the Existing U.S. Security Agreement, together with the Existing Guarantee Agreement, the “Existing Loan Documents”), among the U.S. Borrower, the subsidiaries of the U.S. Borrower identified therein and the Administrative Agent, will be amended as provided herein and (d) the Loan Parties will reaffirm their respective obligations (including, without limitation, the grant of a security interest in their respective Collateral) under the Collateral Documents and the Existing Guarantee Agreement.
NOW, THEREFORE, the parties hereto hereby agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Restated Credit Agreement referred to below (except as otherwise expressly set forth herein).
SECTION 2. Restatement Effective Date. (a)  The transactions provided for in Section 3 hereof shall be consummated at a closing to be held on the Restatement Effective Date at the offices of Cravath, Swaine & Moore LLP, or at such other time and place as the parties hereto shall agree upon.

(b) The “Restatement Effective Date” shall be specified by the U.S. Borrower, and shall be a date not later than October 22, 2014, as of which date all the conditions set forth or referred to in Section 6 hereof shall have been satisfied.

SECTION 3. Amendment and Restatement of the Existing Credit Agreement. (a) Effective as of the Restatement Effective Date, the Existing Credit Agreement is hereby amended and restated to read in its entirety as set forth in Exhibit A hereto (the “Restated Credit Agreement”).

(b) The aggregate amount of all Letters of Credit outstanding under the Existing Credit Agreement on the Restatement Effective Date shall continue to be outstanding under the Restated Credit Agreement and from and after such date, the terms of the Restated Credit Agreement will govern the rights of the Administrative Agent, the Lenders and the Issuing Banks with respect thereto.

(c) As of the Restatement Effective Date and after giving effect to the transactions set forth in the Master Assignment Agreement dated as of the date hereof among the U.S. Borrower, the Lenders party thereto and the Administrative Agent, (i) the Revolving Commitments (as such term is defined in the Existing Credit Agreement) shall be automatically increased from $400,000,000 to $450,000,000 and (ii) immediately following the Revolving Commitment increase referenced in clause (i) of this paragraph (c), each Lender party hereto shall be deemed to have assigned that portion of its interests, rights and obligations with respect to the Revolving Commitments of such Lender outstanding under the Restated Credit Agreement on the Restatement Effective Date (all such interests, rights and obligations to be referred to herein as the “Assigned Interests”), or shall be deemed to have assumed a portion of the Assigned Interests so assigned pursuant to this clause (ii), in accordance with Section 9.04 of the Restated Credit Agreement such that, upon given effect to such assignment and assumption, each such Lender holds Revolving Commitments (and a pro rata share of the interests in respect of Letters of Credit) in an amount equal to that set forth on Schedule 2.01 of the Restated Credit Agreement opposite such Lender’s name, provided that the Administrative Agent and the Lenders hereby waive the minimum assignment requirements, the recordation fee requirement and the requirement to execute a separate Assignment and Assumption, in each case set forth in Section 9.04(b)(ii) of the Restated Credit Agreement in respect of such assignments and assumptions. Without limiting the generality of the foregoing, each Lender party hereto hereby makes the representations and warranties required to be made under paragraphs 1.1 and 1.2, respectively, of Annex I to Exhibit A to the Restated Credit Agreement by an Assignor and Assignee (in each case, as defined in such Exhibit A) with respect to the Assigned Interests being assigned or assumed by such Lender hereunder, as the case may be. The U.S. Borrower hereby consents to each such assignment and assumption.

SECTION 4. Amendment and Restatement of the Existing Guarantee Agreement. Effective as of the Restatement Effective Date, the Existing Guarantee Agreement is hereby amended and restated to read in its entirety as set forth in Exhibit B hereto (the “Restated Guarantee Agreement”). As of the Restatement Effective Date, the Canadian Borrower, by execution of this Agreement, shall become a party to the Restated Guarantee Agreement.

SECTION 5. Amendment of the Existing U.S. Security Agreement. (a) Effective as of the Restatement Effective Date, the Existing U.S. Security Agreement is hereby amended to read in its entirety as set forth in Exhibit C hereto (the Existing U.S. Security Agreement, as so amended, the “Amended U.S. Security Agreement”).

(b) From and after the Restatement Effective Date, it is hereby acknowledged and agreed that the Released Loan Parties (as defined below) which were parties to the Existing U.S. Security Agreement are hereby released from all obligations and liabilities under the Existing U.S. Security Agreement and shall no longer be deemed Grantors or Loan Parties under and pursuant to the Existing U.S. Security Agreement or any other Loan Document.

SECTION 6. Conditions. The consummation of the transactions set forth in Sections 3, 4 and 5 hereof shall be subject to the satisfaction of the following conditions precedent:

(a) Loan Documents. The Administrative Agent (or its counsel) shall have received (i) from the U.S. Borrower, the Canadian Borrower, each other Loan Party listed on the signature pages hereto, each Lender (as such term is defined in the Existing Credit Agreement), each other Lender that will have a Revolving Commitment on the Restatement Effective Date, the Administrative Agent, each Issuing Bank, the Swingline Lender and the Canadian Agent, a counterpart of this Agreement signed on behalf of such party (or written evidence reasonably satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed signature page) that such party has signed a counterpart of this Agreement), (ii) from (A) each of the Canadian Collateral Parties and the Administrative Agent, a counterpart to the Canadian Security Agreement signed on behalf of such party (or written evidence reasonably satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed signature page) that such party has signed a counterpart of such agreement) and (B) the Canadian Borrower and the Administrative Agent, a counterpart to a Canadian Hypothec with respect to the assets of the Canadian Borrower located in the Province of Quebec signed on behalf of such party (or written evidence reasonably satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed signature page) that such party has signed a counterpart of such agreement) (provided that such delivery shall not be a condition precedent to the Restatement Effective Date, but shall be required to be accomplished not later than 30 days after the Restatement Effective Date (or such later date as agreed by the Administrative Agent, in its sole discretion)), (iii) from each of the Collateral Parties party thereto and the Administrative Agent, solely to the extent not previously delivered in connection with the Existing Credit Agreement, a counterpart to each Deposit Account Control Agreement required by the terms of the Amended U.S. Security Agreement or the Canadian Security Agreement (provided that, if the Collateral Parties have used commercially reasonable efforts to procure and deliver, but shall nevertheless be unable to deliver, any such Deposit Account Control Agreement, then such delivery shall not be a condition precedent to the Restatement Effective Date, but shall be required to be accomplished not later than 90 days after the Restatement Effective Date (or such later date as agreed by the Administrative Agent, in its sole discretion)) and (iv) a favorable written opinion (addressed to the Administrative Agent, the Canadian Agent, the Issuing Banks and the Lenders and dated the Restatement Effective Date) of each of (A) Jones Day, New York counsel for the Borrowers and the other Loan Parties, (B) Fasken Martineau, Canadian counsel for the Borrowers and the other Loan Parties and (C) local counsel in each jurisdiction where a Loan Party is organized (other than any such jurisdiction covered by the opinions given pursuant to the immediately preceding clauses (A) and (B)), in each case in form and substance reasonably satisfactory to the Administrative Agent and covering such matters relating to the Loan Parties, the Loan Documents or the Restatement Transactions as the Administrative Agent shall reasonably request.

(b) Closing Certificates; Certified Certificate of Incorporation; Good Standing Certificates. The Administrative Agent shall have received (i) a certificate of each Loan Party, dated the Restatement Effective Date and executed by its Secretary or Assistant Secretary, which shall (A) certify the resolutions of its Board of Directors, members or other body authorizing the execution, delivery and performance of the Loan Documents to which it is a party, (B) identify by name and title and bear the signatures of the Financial Officers and any other officers of such Loan Party authorized to sign the Loan Documents to which it is a party and (C) contain appropriate attachments, including the certificate or articles of incorporation or organization of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its by-laws or operating, management or partnership agreement (or, in lieu thereof, a certification to the effect that such constating documents have not been amended or otherwise modified since December 21, 2010), and (ii) to the extent that such concept is applicable in the relevant jurisdiction, a good standing certificate for each Loan Party from its jurisdiction of organization (and, to the extent that such good standing certificate is not dated as of the Restatement Effective Date, a bring-down good standing certificate dated as of the Restatement Effective Date).

(c) No Default Certificate. The Administrative Agent shall have received a certificate, signed by the chief financial officer or treasurer of the U.S. Borrower and dated the Restatement Effective Date, (i) stating that, as of the Restatement Effective Date and after giving effect to the Restatement Transactions, no Default or Event of Default has occurred and is continuing and (ii) stating that the representations and warranties contained in the Loan Documents that are qualified by materiality are true and correct and the representations and warranties contained in the Loan Documents that are not so qualified are true and correct in all material respects, in each case on and as of such date with the same effect as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct (or true and correct in all material respects, as the case may be) as of such earlier date.

(d) Fees. The Administrative Agent (or, if required by the relevant Loan Document or other written agreement relating to any document, the applicable Arranger, Lender or Affiliate thereof) shall have received all fees and other amounts due and payable by any Loan Party on or prior to the Restatement Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel), in each case, required to be reimbursed or paid by any Loan Party under any Loan Document or any other written agreement relating to any Loan Document entered into by the Borrower and the Administrative Agent (or by the applicable Arranger, Lender or Affiliate thereof, as the case may be). In addition, the U.S. Borrower shall have paid to the Administrative Agent, for the account of the Administrative Agent, the Issuing Bank and the Lenders, all unpaid fees, interest and other amounts that have accrued under the Existing Credit Agreement prior to the Restatement Effective Date.

(e) Existing Canadian Facility. Prior to or substantially concurrently with the initial funding of the Loans on the Restatement Effective Date, (i) all commitments under the Existing Canadian Facility shall have been terminated, (ii) all loans, interest and other amounts accrued or owing thereunder shall have been repaid in full (or, in the case of letters of credit outstanding thereunder, fully cash collateralized) and (iii) all guarantees and Liens (other than with respect to such cash collateral) granted in respect thereof shall have been released and the terms and conditions of any such release shall be satisfactory to the Administrative Agent. The Administrative Agent shall have received a payoff and release letter with respect to the Existing Canadian Facility in form and substance reasonably satisfactory to the Administrative Agent.

(f) Perfection Certificate; Lien Searches. The Administrative Agent shall have received (i) a completed Perfection Certificate, dated the Restatement Effective Date, together with all attachments contemplated thereby and (ii) the results of a recent lien search in the jurisdictions requested by the Administrative Agent based on the Perfection Certificate, and such search shall reveal no Liens on any of the assets of the Loan Parties except for Liens permitted by Section 6.02 of the Restated Credit Agreement or discharged on or prior to the Restatement Effective Date pursuant to a pay-off letter or other documentation reasonably satisfactory to the Administrative Agent.

(g) Borrowing Base Certificate. The Administrative Agent shall have received a Borrowing Base Certificate dated as of the Restatement Effective Date that calculates the Borrowing Base as of September 30, 2014.

(h) Filings, Registrations and Recordings. Each document (including any Uniform Commercial Code financing statement and Personal Property Security Act (Canada) filing) required by the Collateral Documents or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a perfected Lien on the Collateral described therein, prior to and superior in right to any other Person (other than with respect to Liens expressly permitted by clauses (b) through (d), (f) and (k) of Section 6.02 of the Restated Credit Agreement), shall be in proper form for filing, registration or recordation.

(i) “Know Your Customer” Requirements. The Lenders shall have received all documentation and other information requested by the Administrative Agent and required under applicable “know your customer” rules and regulations, including all information required to be delivered pursuant to Section 9.13 of the Restated Credit Agreement.

(j) Compliance With Laws. The U.S. Borrower, the Canadian Borrower and their respective Material Subsidiaries shall be in compliance with all applicable foreign and U.S. Federal, State and local laws and regulations, including all applicable environmental laws and regulations, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. All necessary material governmental and material third party approvals in connection with this Agreement, the Restated Credit Agreement and the credit facility contemplated thereby shall have been obtained and shall be in effect.

(k) No Litigation. Other than as disclosed to the Lenders prior to the Restatement Effective Date or as set forth in the U.S. Borrower’s public filings with the SEC, there shall be no litigation, administrative proceedings or governmental investigation that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

(l) Insurance. The Administrative Agent shall have received evidence that the insurance required by Section 5.06 of the Restated Credit Agreement is in effect.

SECTION 7. Reaffirmation. (a) Each of the Loan Parties party hereto hereby consents to this Agreement and the transactions contemplated thereby and, except with respect to any such party that was a party to the Existing Loan Documents but is not a party to the restated and/or amended Loan Documents (and shall cease to be a Loan Party thereunder (the “Released Loan Parties”)), hereby confirms its guarantees, pledges, grants of security interests and other agreements, as applicable, under each of the Existing Guarantee Agreement (as amended and restated hereby) and the Collateral Documents (in each case, as amended hereby) (collectively, the “Reaffirmed Agreements” and each, a “Reaffirmed Agreement”) to which it is party and agrees that, notwithstanding the effectiveness of this Agreement and the consummation of the transactions contemplated hereby (including, without limitation, the amendment and restatement of the Existing Credit Agreement), such guarantees, pledges, grants of security interests and other agreements of such Loan Parties (other than the Released Loan Parties) shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties under the Restated Credit Agreement. Each of the Loan Parties party hereto further agrees to take any action that may be required under any applicable law or that is reasonably requested by the Administrative Agent to ensure compliance by the Borrowers with Section 5.10 of the Restated Credit Agreement and hereby reaffirms its obligations under each similar provision of each Reaffirmed Agreement to which it is a party.

(b) Each of the Loan Parties party hereto hereby confirms and agrees that the Revolving Loans, the Letters of Credit, the Swingline Loans and the Overadvances (in each case, if any) have constituted and, other than with respect to the Released Loan Parties, continue to constitute Obligations (or any word of like import) under the Reaffirmed Agreements.

(c) From and after the Restatement Effective Date, it is hereby acknowledged and agreed that the Released Loan Parties are hereby released from all obligations and liabilities under the Existing Loan Documents and shall no longer be deemed Grantors, Guarantors or Loan Parties under and pursuant to the Existing Loan Documents, the Reaffirmed Agreements or any other Loan Document.

SECTION 8. Effectiveness; Counterparts; Amendments. This Agreement shall become effective when copies hereof that, when taken together, bear the signatures of the U.S. Borrower, the Canadian Borrower, each other Loan Party listed on the signature pages hereto (including each of the Released Loan Parties), each Lender (as such term is defined in the Existing Credit Agreement), each other Lender that will have a Revolving Commitment on the Restatement Effective Date, the Administrative Agent, each Issuing Bank, the Swingline Lender and the Canadian Agent shall have been received by the Administrative Agent. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of an original executed counterpart of this Agreement.

SECTION 9. No Novation. Until this Agreement becomes effective in accordance with its terms and the Restatement Effective Date shall have occurred, the Existing Credit Agreement and the Existing Guarantee Agreement shall remain in full force and effect and shall not be affected hereby. On and after the Restatement Effective Date, (a) all obligations of the U.S. Borrower under the Existing Credit Agreement shall become obligations of the U.S. Borrower under the Restated Credit Agreement and the provisions of the Existing Credit Agreement shall be superseded by the provisions of the Restated Credit Agreement and (b) all obligations of the Loan Parties (other than the Released Loan Parties) under the Existing Guarantee Agreement shall become obligations of the Loan Parties under the Restated Guarantee Agreement and the provisions of the Existing Guarantee Agreement shall be superseded by the provisions of the Restated Guarantee Agreement.

Without limiting the generality of the foregoing, this Agreement shall not extinguish the Loans outstanding under the Existing Credit Agreement or any other obligations for the payment of money outstanding under the Existing Credit Agreement or, other than with respect to the Released Loan Parties, release the Liens granted under or the priority of any Collateral Document or any security therefor. Nothing herein contained shall be construed as a substitution or novation of the Loans outstanding under the Existing Credit Agreement or any other obligations for the payment of money outstanding under the Existing Credit Agreement, in each case which shall remain outstanding on and after the Restatement Effective Date as modified hereby. Nothing implied herein (other than the provisions that apply to Released Loan Parties) shall be construed as a release or other discharge of the U.S. Borrower or any Subsidiary thereof under any Loan Document from any of its obligations and liabilities as the “Borrower”, a “Grantor” or a “Guarantor” under the Existing Credit Agreement or the Loan Documents. Notwithstanding any provision of this Agreement, the provisions of Sections 2.15, 2.16, 2.17 and 9.03 of the Existing Credit Agreement as in effect immediately prior to the Restatement Effective Date will continue to be effective as to all matters arising out of or in any way related to facts or events existing or occurring prior to the Restatement Effective Date.

On and after the Restatement Effective Date, any reference in the Loan Documents to (a) the Existing Credit Agreement shall mean the Restated Credit Agreement, (b) the Existing Guarantee Agreement shall mean the Restated Guarantee Agreement and (c) the Existing U.S. Security Agreement shall mean the Amended U.S. Security Agreement.

SECTION 10. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Restated Credit Agreement.

SECTION 11. Applicable Law; Waiver of Jury Trial. (A)  THIS AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

(B) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.09 AND 9.10 OF THE RESTATED CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

USG CORPORATION

By:__/s/ Kenneth R. Banas_______________
Name: Kenneth R. Banas
Title: Treasurer

CGC INC.

By:__/s/ Kenneth R. Banas_______________
Name: Kenneth R. Banas
Title: Vice President, Finance

UNITED STATES GYPSUM COMPANY

By:__/s/ Kenneth R. Banas_______________
Name: Kenneth R. Banas
Title: Treasurer

USG INTERIORS, LLC
By: UNITED STATES GYPSUM COMPANY, as its Sole Member

By:__/s/ Kenneth R. Banas_______________
Name: Kenneth R. Banas
Title: Treasurer

L&W SUPPLY CORPORATION

By:__/s/ Kenneth R. Banas_______________
Name: Kenneth R. Banas
Title: Treasurer

CALIFORNIA WHOLESALE MATERIAL SUPPLY, LLC
By: L&W SUPPLY CORPORATION, as its Sole Member

By:__/s/ Kenneth R. Banas_______________
Name: Kenneth R. Banas
Title: Treasurer

LIVONIA BUILDING MATERIALS, LLC
By: L&W SUPPLY CORPORATION, as its Sole Member

By:__/s/ Kenneth R. Banas_______________
Name: Kenneth R. Banas
Title: Treasurer

USG FOREIGN INVESTMENTS, LTD. (as a Released Loan Party)

By:__/s/ Kenneth R. Banas_______________
Name: Kenneth R. Banas
Title: Treasurer

OTSEGO PAPER, INC.

By:__/s/ Kenneth R. Banas_______________
Name: Kenneth R. Banas
Title: Treasurer

JPMORGAN CHASE BANK, N.A.,
Individually and as Administrative Agent, Issuing Bank and Swingline Lender

By:__/s/ Peter S. Predun_______________
Name: Peter S. Predun
Title: Executive Director

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Administrative Agent

By:__/s/ Peter S. Predun________________
Name: Peter S. Predun
Title: Executive Director

BANK OF AMERICA, N.A.,
Individually and as Issuing Bank

By:__/s/ Michael Fine___________________
Name: Michael Fine
Title: Senior Vice President

BANK OF AMERICA, N.A. (acting through its Canada Branch)

By:__/s/ Sylwia Durkiewicz_______________
Name: Sylwia Durkiewicz
Title: Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF OCTOBER 22, 2014, AMONG USG CORPORATION, CGC INC., THE LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, ISSUING BANK AND SWINGLINE LENDER, AND JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Wells Fargo Bank, National Association
Name of Institution

By:__/s/ Megan E. Entow___________
Name: Megan E. Entow
Title: Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF OCTOBER 22, 2014, AMONG USG CORPORATION, CGC INC., THE LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, ISSUING BANK AND SWINGLINE LENDER, AND JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Citibank, N.A., as a Lender
Name of Institution

By:__/s/ Thomas M. Halsch__________
Name: Thomas M. Halsch
Title: Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF OCTOBER 22, 2014, AMONG USG CORPORATION, CGC INC., THE LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, ISSUING BANK AND SWINGLINE LENDER, AND JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Goldman Sachs Bank USA
Name of Institution

By:__/s/ Rebecca Kratz___________
Name: Rebecca Kratz
Title: Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF OCTOBER 22, 2014, AMONG USG CORPORATION, CGC INC., THE LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, ISSUING BANK AND SWINGLINE LENDER, AND JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

U.S. Bank, National Association
Name of Institution

By:__/s/ Deborah Saffie___________
Name: Deborah Saffie
Title: Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF OCTOBER 22, 2014, AMONG USG CORPORATION, CGC INC., THE LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, ISSUING BANK AND SWINGLINE LENDER, AND JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Royal Bank of Canada
Name of Institution

By:__/s/ Raja Khanna______________
Name: Raja Khanna
Title: Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF OCTOBER 22, 2014, AMONG USG CORPORATION, CGC INC., THE LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, ISSUING BANK AND SWINGLINE LENDER, AND JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

The Northern Trust Company
Name of Institution

By:__/s/ Steve Ryan_________________
Name: Steve Ryan
Title: Senior Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF OCTOBER 22, 2014, AMONG USG CORPORATION, CGC INC., THE LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, ISSUING BANK AND SWINGLINE LENDER, AND JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

TD Bank N.A.
Name of Institution

By:__/s/ Cyntra A. Trani___________
Name: Cyntra A. Trani
Title: Senior Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF OCTOBER 22, 2014, AMONG USG CORPORATION, CGC INC., THE LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, ISSUING BANK AND SWINGLINE LENDER, AND JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Sun Trust Bank
Name of Institution

By:__/s/ Amanda Watkins___________
Name: Amanda Watkins
Title: Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF OCTOBER 22, 2014, AMONG USG CORPORATION, CGC INC., THE LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, ISSUING BANK AND SWINGLINE LENDER, AND JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

HSBC Bank USA, N.A.
Name of Institution

By:__/s/ Robert F. Mello___________
Name: Robert F. Mello
Title: SVP